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                                                                    EXHIBIT 10.3

                         NORTHWEST PIPELINE CORPORATION

                       $175,000,000 8.125% Notes due 2010

                               PURCHASE AGREEMENT

                                           February 27, 2003

To the Initial Purchasers
 listed on Schedule I hereto

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Ladies and Gentlemen:

         Northwest Pipeline Corporation, a Delaware corporation, (the "COMPANY"), proposes to issue and sell to the several initial purchasers listed on Schedule I hereto (the "INITIAL PURCHASERS", individually, each an "INITIAL PURCHASER"), $175,000,000 aggregate principal amount of its 8.125% Senior Notes due 2010 (the "SECURITIES"), to be issued pursuant to the provisions of an Indenture to be dated as of March 4, 2003 (the "INDENTURE"), between the Company and JPMorgan Chase Bank, as trustee (the "TRUSTEE"). The Securities will be entitled to the benefits of a registration rights agreement to be dated as of March 4, 2003 between the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

         The Company hereby confirms its agreement with the Initial Purchasers to issue and sell all of the Securities to the Initial Purchasers, on the terms and conditions set forth herein.

         The Securities will be offered and sold to the Initial Purchasers, without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon an exemption from the registration requirements of the Securities Act.

         In connection with the sale of the Securities, the Company has prepared and delivered to the Initial Purchasers a preliminary confidential offering memorandum, dated February 20, 2003 (together with all documents incorporated by reference therein, the "PRELIMINARY OFFERING MEMORANDUM") and has

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prepared and will deliver to the Initial Purchasers on the date hereof or as soon as practicable thereafter, copies of a final confidential offering memorandum, dated February 27, 2003 (together with all amendments and supplements thereto, and together with all documents incorporated by reference therein, the "FINAL OFFERING MEMORANDUM"), relating to the Securities. The Preliminary Offering Memorandum and the Final Offering Memorandum are sometimes collectively referred to herein as the "Offering Memorandum." All references in this Agreement to the Offering Memorandum include the documents incorporated by reference therein. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offer and sale of the Securities.

         The Company understands that the Initial Purchasers propose to make offerings ("EXEMPT RESALES") of the Securities only on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered only (i) to persons in the United States whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" ("QIBs") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("RULE 144A"), or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A or (ii) in offshore transactions to non-U.S. persons in reliance on Regulation S under the Securities Act ("REGULATION S").

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Initial Purchasers that as of the date hereof and at the Closing Date (as defined herein):

                  (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Offering Memorandum and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT");

                  (b) Each of the subsidiaries of the Company (the "SUBSIDIARIES" or "SUBSIDIARY") has been duly organized or validly formed, is validly existing and in good standing under the laws of the jurisdiction of its

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         formation or incorporation, has the power (corporate or other) and authority to own its property and to conduct its business as described in the Offering Memorandum and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

                  (c) Each of the Company and its Subsidiaries has all consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts or other tribunals (collectively, the "LICENSES") necessary to own, hold, or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Licenses could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Licenses, except to the extent that any such revocation or modification would not have a Material Adverse Effect;

                  (d) The Company has an authorized capitalization as set forth in the Final Offering Memorandum and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable; all of the issued shares of capital stock of the Company are owned, directly or indirectly, by The Williams Companies, Inc. ("WILLIAMS"); and all of the issued shares of capital stock of each Subsidiary (in the case of each Subsidiary which is a corporation) have been duly authorized and validly issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (e) Each of the Company and its Subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except, with respect to (i), (ii) and (iii), as may be disclosed in the Offering Memorandum and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other

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         approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not be reasonably likely to, singly or in the aggregate, have a Material Adverse Effect;

                  (f) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except as may be disclosed in the Offering Memorandum and except for any violation or remedial action which would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection;

                  (g) The Company has filed all material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except where the same may be contested in good faith by appropriate proceedings, and where the Company has maintained in accordance with generally accepted accounting principles appropriate reserves for the accrual of any of the same. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges are, in the opinion of the Company, adequate;

                  (h) The Company is not, and immediately following the consummation of the offering of the Securities and the application of the proceeds therefrom will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

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                  (i)      The Indenture has been duly authorized by the Company
         and, assuming due authorization, execution and authentication by the Trustee, the Indenture, when duly executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the description thereof in the Offering
         Memorandum;

                  (j) The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                  (k) The Securities constitute unsecured and unsubordinated obligations of the Company and rank pari passu without any preference among themselves; the Securities rank pari passu with all other unsecured and unsubordinated debt obligations of the Company;

                  (l) This Agreement has been duly authorized, executed and delivered by the Company;

                  (m) The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company, and assuming due authorization, execution and delivery by or on behalf of the Initial Purchasers, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether considered in a proceeding in equity or at law) and except as rights

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         to indemnification and contribution thereunder may be limited by applicable law;

                  (n) The execution and delivery by the Company of this Agreement, the Indenture and the Registration Rights Agreement, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated herein and therein and the compliance by the Company with the terms of this Agreement, the Indenture, the Securities and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not (i) result in any violation of the charter or by-laws of the Company or (ii) conflict with, or result in a breach of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Williams or any of their respective affiliates is a party or by which the Company or Williams or any of their respective affiliates is bound (except for such conflicts, breaches or defaults that could not reasonably be expected to have a Material Adverse Effect), nor does or will such action result in any violation of any statute applicable to the Company or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities by the Company to the Initial Purchasers as contemplated by this Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by the federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement;

                  (o) Neither the Company nor Williams is (i) in violation of its charter or by-laws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or which any of its properties or assets may be subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except with respect to (ii) or (iii), for any such violations or

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         defaults that would not be reasonably likely, singly or in the aggregate, to have a Material Adverse Effect;

                  (p) The Company has filed all documents with the Securities and Exchange Commission (the "COMMISSION") that it is required to file under the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as applicable, and the rules and regulations of the Commission thereunder, and such documents conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and each document so filed or to be filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement thereto, complied or will comply when so filed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the other information in the Offering Memorandum, or any amendment or supplement thereto furnished by the Company, do not or will not as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (q) The Preliminary Offering Memorandum and the Final Offering Memorandum as of their respective dates did not, and the Final Offering Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) will not as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not be made to the Initial Purchasers with regard to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by, or on behalf of the Initial Purchasers through Lehman Brothers Inc.;

                  (r) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would be reasonably likely to result in any Material Adverse Effect, or any development involving a material adverse change in or affecting the financial condition, results of operations, business or prospects of the Company and its subsidiaries,

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         taken as a whole, otherwise than as set forth or contemplated in the
         Offering Memorandum, and, since the respective dates as of which information is given in the Offering Memorandum (or in the case of Williams, since February 21, 2002, the date of the most recent Current Report on Form 8-K filed by Williams under the Exchange Act) or since the date of the Final Offering Memorandum, there has not been (i) any change in the capital stock or long-term debt of the Company or any of its Subsidiaries, (ii) any material adverse change in or affecting the financial condition, results of operations, business or prospects of the Company or Williams or (iii) any transaction entered into by the Company or any of its Subsidiaries, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole, otherwise than as disclosed, in each case, in the Offering Memorandum (or in the case of Williams, in the documents Williams has publicly filed under the Exchange Act);

                  (s) Since the date of the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, the Company has not (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock;

                  (t) The Company has good and marketable title in fee simple to, or valid rights of way, easements, leaseholds, licenses and consents to use, all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Offering Memorandum or would not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect; and all real property and buildings held under lease by the Company are held by them under valid, subsisting and enforceable leases, with such exceptions as would not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company;

                  (u) The Company carries, or is covered by, insurance in such amounts and covering such risks as is reasonable in accordance with customary practices for companies engaged in similar businesses in similar industries for the conduct of its business and the value of its properties;

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                  (v)      The consolidated financial statements filed with or
         as part of any document filed with the Commission present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its subsidiaries at the dates and for the periods indicated, all in conformity with generally accepted accounting principles (subject, in the case of interim statements, to normal year-end audit adjustments); and the Company has no material contingent obligation which is not disclosed in such financial statements or in the Offering Memorandum;

                  (w) Ernst & Young LLP, who have reported upon the audited financial statements and schedules included or incorporated by reference in the Offering Memorandum, are independent auditors within the meaning of the rules and regulations promulgated under the Securities Act;

                  (x) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company with respect to any securities of the Company owned or to be owned by such person (other than the Securities) to include such securities with the securities to be registered pursuant to the registration statements to be filed pursuant to the Registration Rights Agreement;

                  (y) The Company (i) makes and keeps books and records which accurately reflect transactions and dispositions of the Company's assets and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals;

                  (z) (i) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act); (ii) such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding required disclosure; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established;

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                  (aa)     Since the date of the filing of the Company's
         Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 , the Company's auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; and
         (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

                  (bb) Since the date of the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

                  (cc) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined by ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, and "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

                  (dd) Other than as set forth or incorporated by reference in the Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or to which any of its properties are subject that could reasonably be expected to result in any Material Adverse Effect, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated in this Agreement;

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                  (ee)     Assuming the accuracy of the representations,
         warranties and agreements of the Initial Purchasers in Section 2 hereof, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum and the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Securities, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or in connection with the initial resale of the Securities by the Initial Purchasers, in each case, in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

                  (ff) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared by the Company for use in connection with the Exempt Resales. No decree or order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by the Agreement are subject to the registration requirements of the Securities Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated;

                  (gg) The Company, its affiliates and any person acting on its or their behalf (other than the Initial Purchasers in connection with the transactions contemplated hereby, about which the Company makes no representation) have not, directly or indirectly:

                           (i) engaged in any directed selling efforts (within the meaning of Regulation S under the Securities Act) with respect to the Securities;

                           (ii) offered or sold the Securities in the United States by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; or

                           (iii) sold, solicited any offers to buy or offered to sell or otherwise negotiated in respect of any security in a manner that would require registration of the Securities under the Securities Act in accordance with the theory of "integration" referred to in Regulation D under the Securities Act.

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                  (hh)     Assuming the accuracy of the Initial Purchasers'
         representations and warranties and the compliance by the Initial Purchasers with their agreements made herein, the Securities offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions, and the sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act; and

                  (ii) The Securities satisfy the requirements of Rule 144A(d)(3) under the Securities Act.

         The Company (i) acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant hereto, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and (ii) hereby consents to such reliance.

         2. REPRESENTATIONS AND WARRANTIES OF THE INITIAL PURCHASERS. Each Initial Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with the Company that: such Initial Purchaser (i) is an institutional "accredited investor" (as defined in Regulation D) with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Securities; (ii) is not acquiring the Securities with a view to any distribution thereof that would violate the Securities Act or the securities or blue sky laws of any state or country, (iii) has received all information it considers necessary to evaluate the merits and risks of an investment in the Securities, (iv) has not and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (v) has and will solicit offers for the Securities only from, and will offer, sell or deliver the Securities, as part of their initial offering, only (A) to persons in the United States such Initial Purchaser reasonably believes to be QIBs to whom notice has been given that such sale or delivery is being in reliance on Rule 144A or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A or (B) in offshore transactions to non-U.S. persons in reliance on Regulation S.

         Each Initial Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with the Company that:

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                  (i)      such Initial Purchaser and its affiliates or any
         person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Securities;

                  (ii) such Initial Purchaser has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (a) as part of its distribution at any time and (b) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act;

                  (iii) at or prior to confirmation of a sale of Securities by such Initial Purchaser pursuant hereto in reliance on Regulation S to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(b)(2) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons
                  (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act or Rule 144A in transactions that are exempt from the registration requirements of the Securities Act, and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  (iv) it has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments

         (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (B) only communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company, and (C) complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom;

         The Initial Purchasers (i) acknowledge that the Company and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant hereto, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and (ii) hereby consent to such reliance.

         3. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule I hereto opposite its name at 97.50% of their principal amount (the "PURCHASE PRICE") plus accrued interest, if any, from March 4, 2003 to the date of payment and delivery.

         4. PAYMENT AND DELIVERY. Payment for the Securities shall be made by wire or other immediately available funds to the order of the Company to a bank account designated by the Company at 10:00 A.M., New York time, on March 4, 2003, or at such other time on the same or such other date, as shall be agreed by the parties and designated in writing by the Initial Purchasers. The time and date of such payment are herein referred to as the "CLOSING DATE."

         Payment for the Securities shall be made against delivery to the Initial Purchasers of the one or more global notes representing the Securities (collectively, the "GLOBAL NOTES") registered in the name of Cede & Co. (the "GLOBAL HOLDER") with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid. Such Global Notes shall be made available to the Initial Purchasers for checking at least twenty four hours prior to the Closing Date, at the offices of Davis Polk & Wardwell, New York, New York.

         5. CONDITIONS TO THE INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i)      there shall not have occurred any
                  downgrading, nor shall any notice have been received of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate the direction of a possible change, in the rating accorded any of the securities of the Company or Williams by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; and

                           (ii) there shall not have occurred any material adverse change, or any development which could reasonably be expected to result in a prospective material adverse change, in the financial condition, or in the earnings, business or operations of the Company or Williams, from that set forth in the Final Offering Memorandum.

                  (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clauses
         (a)(i) and (ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                           The officer signing and delivering such certificate may rely upon the best of his or her knowledge after due inquiry as to proceedings threatened.

                  (c) The Initial Purchasers shall have received on the Closing Date an opinion of James Bender, Esq., Senior Vice President and General Counsel of Williams dated the Closing Date, with such exceptions and qualifications as shall be agreed by the Initial Purchasers, to the effect set forth in Exhibit A.

                  The opinion of James Bender, Esq. described in Exhibit A shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

                  (d) The Initial Purchasers shall have received on the Closing Date an opinion from Gibson, Dunn & Crutcher LLP, special counsel for the Company, dated the Closing Date, with such exceptions and qualifications as shall be agreed by the Initial Purchasers, to the effect set forth in Exhibit B.

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated the Closing Date, covering the matters referred to in paragraph 9 of Exhibit A, and such other matters as shall be agreed by the Initial Purchasers.

                           With respect to paragraph 9 of Exhibit A, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum (excluding any documents incorporated by reference therein) and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. Davis Polk & Wardwell may also state that they have relied solely on the opinion of James Bender, Esq., as to matters relating to the regulation of the Company by the Federal Energy Regulatory Commission.

                  (f) The Initial Purchasers shall have received on the date hereof and on the Closing Date letters, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Offering Memorandum.

                  (g) The Initial Purchasers and the Company shall have validly entered into the Registration Rights Agreement, substantially in the form of Exhibit C hereto.

         6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Initial Purchasers herein contained, the Company, its affiliates and any person acting on its or their behalf, covenant with the Initial Purchasers as follows:

                  (a) The Company, its affiliates and any person acting on its or their behalf will not, directly or indirectly:

                           (i) engage in any directed selling efforts (within the meaning of Regulation S under the Securities Act) with respect to the Securities;

                           (ii) offer or sell the Securities in the United States by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; or

                           (iii) sell, solicit any offers to buy or offer to sell or otherwise negotiate in respect of any security in a manner that would require registration of the Securities under the Securities Act in accordance with the theory of "integration" referred to in Regulation D under the Securities Act.

                  (b) While any Security remains outstanding, during any period in which the Company is not subject to Section 13 or Section 15(d) of the Exchange Act and its securities are not exempt from
         Section 12(g) thereof pursuant to Rule 12g3-2(b) thereunder, the Company will upon request make available to the Initial Purchasers, to any holder of Securities, and to any prospective purchaser designated by any holder of Securities, the information regarding the Company specified in, and satisfying the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (c) The Company will prepare the Final Offering Memorandum in a form approved by the Initial Purchasers, and before amending or supplementing the Final Offering Memorandum, will furnish to Lehman Brothers Inc. on behalf of the Initial Purchasers a copy of each such proposed amendment or supplement and will not deliver any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

                  (d) As soon as practicable but in no event later than the New York Business Day (as defined below) next succeeding the date of this Agreement and from time to time during the period that in the opinion of counsel for the Initial Purchasers a Final Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers, the Company will furnish the Initial Purchasers, in New York City, with copies of the Final Offering Memorandum and each amendment or supplement thereto, together with any independent accountants' report contained in the Final Offering Memorandum, and any amendment or supplement containing amendments to the financial statements covered by such report, signed by the accountants, and additional copies thereof in such quantities as the Initial Purchasers from time to time reasonably request, and if, at any time prior to the consummation of any Exempt Resale, any event shall have occurred as a result of which, in the judgment of the Company or in the opinion of counsel for the Initial Purchasers, the Final Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable, during such same period to amend or supplement the Final Offering Memorandum, the Company will prepare and furnish without charge to the Initial Purchasers and to any dealer in securities as many copies as the Initial Purchasers may from time to time reasonably request of the amended Final Offering Memorandum or supplement to the Final Offering Memorandum which will correct such statement or omission or effect such compliance. For the purposes of this paragraph, "New York Business Day" shall mean any day that is not a day on which banking institutions in New York are generally authorized or required by law or regulation to close;

                  (e) During the period beginning on the date hereof until the 90th day following the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any debt securities of the Company substantially similar to the Securities (other than the Securities) or any securities convertible into, or exercisable for, such debt securities issued or guaranteed by the Company, without the prior written consent of the Initial Purchasers.

                  (f) The Company will arrange for the qualification of the Securities for sale under the laws ("BLUE SKY LAWS") of such states in the United States as the Initial Purchasers designate and will continue such qualifications in effect so long as required for the resale of the Securities by the Initial Purchasers; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (g) The Company consents to the use, in accordance with the Offering Memorandum and the Blue Sky Laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum in accordance with the Offering

         Memorandum and the Blue Sky Laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

                  (h) So long as any of the Securities are outstanding, the Company will furnish to the Initial Purchasers (i) promptly after it is available, a copy of each report of the Company filed with any stock exchange or the Commission and (ii) from time to time such other information concerning the Company as the Initial Purchasers may reasonably request.

                  (i) The Company and its affiliates have not taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the Securities Act, the Company will not distribute any offering material in connection with the Exempt Resales.

                  (j) The Company will take all reasonable action necessary to permit the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market.

                  (k) The Company will take all reasonable action necessary to enable Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("MOODY'S") to provide their respective ratings of the Securities.

                  (l) The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of The Depository Trust Company.

                  (m) The Company will use an amount equal to the net proceeds from the offering of the Securities solely as set forth under the caption "Use of Proceeds" in the Final Offering Memorandum.

                  (n) The Company will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Securities.

                  (o) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all expenses incident to the performance of its obligations under this Agreement, including: (i) expenses associated with the preparation, printing and distribution of the Offering Memorandum and all amendments and supplements thereto; (ii) the preparation, issuance and delivery of the Securities; (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel;
         (iv) the costs of qualification of the Securities under state securities or blue sky laws in accordance with the provisions of
         Section 6(f), including filing fees and the fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any blue sky or legal investment memoranda; (v) the costs of printing and delivery to the Initial Purchasers in quantities as herein above stated of copies of the Offering Memorandum and any amendments or supplements thereto; (vi) the costs of printing and delivery to the Initial Purchasers of copies of any blue sky or legal investment memoranda; (vii) any fees charged by rating agencies for the rating of the Securities; (viii) the fees (including listing fees) and expenses incurred in connection with the application for quotation of the Securities in the PORTAL market; (ix) any expenses incurred by the Company in connection with any "road show" presentation to potential investors, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (x) the performance by the Company of its other obligations under this Agreement to the extent not provided for above.

                  (p) The Company will use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Securities.

         7.       COVENANTS OF THE INITIAL PURCHASERS.

                  (a) Each Initial Purchaser severally acknowledges that the Securities have not been and will not be registered under the Securities Act and severally agrees that it, its affiliates and any person acting on its or their behalf:

                           (i) will not offer or sell the Securities in the United States by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) if the Securities Act; and

                           (ii) will offer or sell the Securities only to persons whom it reasonably believes to be qualified institutional buyers ("QIBs") within the meaning of Rule 144A under the Securities Act in compliance with Rule 144A or in offshore transactions to non-U.S. persons in reliance on Regulation S.

         8.       INDEMNITY AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its directors, its officers, its employees and each person, if any, who controls any of the Initial Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Initial Purchaser or any such controlling person in connection with defending or investigating any such action or claim) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or any amendment thereof (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or
         (ii) caused by any omission or alleged omission to state in the Offering Memorandum or any amendment thereof (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to each Initial Purchaser furnished to the Company in writing by the Initial Purchasers through Lehman Brothers Inc. expressly for use in the Offering Memorandum or any amendments or supplements thereto; provided, however, that the foregoing indemnity agreement with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchasers, or any person controlling any of the Initial Purchasers, if the person asserting any such losses, claims, damages or liabilities purchased any Securities in an Exempt Resale and a copy of the

         Final Offering Memorandum (as then amended or supplemented if the Company shall have timely furnished any amendment or supplement thereto) was not sent or given by or on behalf of the Initial Purchasers to such person, at or prior to the written confirmation of the sale of the Securities to such person, and if such Final Offering Memorandum would have cured the defect giving rise to such losses, claims, damages or liabilities.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, its employees and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through Lehman Brothers Inc. expressly for use in the Offering Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 8, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Such firm shall be designated in writing by Lehman Brothers Inc., in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment with respect to any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Initial Purchaser on the other hand from the offering and sale of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the Offering Memorandum, bears to the aggregate initial offering price of the Securities. The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or appearing as a third party witness in any such action or claim. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by them exceeds the amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any person controlling the Initial Purchasers or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities. The Initial Purchasers' obligations to contribute as provided in Sections 8(d) and
         (e) are several in proportion to their respective purchase obligations and not joint.

                  (g) The Initial Purchasers severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Initial Purchasers set forth on the last paragraph of the cover page, the fifth sentence of the sixth paragraph of text under "Plan of Distribution" and the seventh, tenth, twelfth, thirteenth and fourteenth paragraphs of text under "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

         9. TERMINATION. This Agreement shall be subject to termination by notice given by the Initial Purchasers to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date any of the events described in Section 5(a) shall have occurred or (b) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or Williams shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred or (iv) there shall have occurred any outbreak or escalation of hostilities (including, without limitation, an act of terrorism) or any material adverse change in general economic, political or financial conditions (or the effect of international conditions or the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum. Notice of such cancellation shall be given to the Company by telecopy or telephone but shall be subsequently confirmed by letter.

         10. EFFECTIVENESS; DEFAULTING INITIAL PURCHASERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto. If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bear to the principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes in the Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

         Any notice under this Section 10 may be made by telecopy or telephone but shall be subsequently confirmed by letter.

         11. REIMBURSEMENT OF INITIAL PURCHASER'S EXPENSES. If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereunder.

         12. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc.,
         399 Park Avenue, 11th Floor, New York, New York 10022, Attention:
         Syndicate Department (Fax: 212-526-0943) with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, NY 10022;

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission c/o The Williams Companies, Inc., One Williams Center, Tulsa, Oklahoma 74172, Attention: Treasurer (Fax:
         918-573-2065).

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to Lehman Brothers Inc., which address will be supplied to any other party hereto by Lehman Brothers Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

         13. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         15. PARTIAL UNENFORCEABILITY. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph or provision hereof.

         16. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         17. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         18. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers.

                                            Very truly yours,

                                            NORTHWEST PIPELINE
                                            CORPORATION

                                            By: ________________________________
                                                Name:
                                                Title:

Accepted as of the date hereof:

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
CREDIT LYONNAIS SECURITIES (USA) INC.
J.P. MORGAN SECURITIES INC.
SALOMON SMITH BARNEY INC.
SCOTIA CAPITAL (USA) INC.
TD SECURITIES (USA) INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

         By: LEHMAN BROTHERS INC.

         ________________________
         Name:
         Title:

                                                                       EXHIBIT A

                         OPINION OF JAMES BENDER, ESQ.,
                  SENIOR VICE PRESIDENT AND GENERAL COUNSEL OF
                          THE WILLIAMS COMPANIES, INC.

         1. The Company and each of its Subsidiaries have been duly incorporated or otherwise validly organized or validly formed and are validly existing in good standing under the laws of their respective jurisdictions of formation or incorporation, have the requisite power and authority to own their property and to conduct their business as described in the Offering Memorandum and are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except to the extent such failure to be qualified or in good standing would not reasonably be expected to have a Material Adverse Effect, and all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

         2. Each of the Company and its Subsidiaries has all Licenses necessary to own, hold, or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Licenses could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Licenses, except to the extent that any such revocation or modification could not reasonably be expected to have a Material Adverse Effect;

         3. The Company is not in violation of its charter or bylaws and, to the best of such counsel's knowledge, neither the Company nor Williams (i) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Contract or (ii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except as disclosed in the Offering Memorandum, and in case of (ii) and (iii), for such defaults or violations are not reasonably expected to have a Material Adverse Effect;

         4. Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities have been duly authorized, executed, and delivered by the Company.

         5. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Registration Rights Agreement, the Securities and the Indenture will not contravene any law applicable to the Company, or the Certificate of Incorporation or By-laws of the Company or any Material Contract, or any judgment, order, decree of any governmental body, agency or court having jurisdiction over the Company. This paragraph 5 does not include any opinion regarding any federal or state securities or Blue Sky laws or regulations.

         6. The Company has filed all documents with the Commission that it is required to file under the Exchange Act and the rules and regulations of the Commission thereunder, and such documents (other than the financial statements, including the notes thereto, and related schedules therein, and the other financial and accounting data, as to which such counsel need express no opinion) conformed, when filed, in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

         7. To the best of such counsel's knowledge, other than as set forth or incorporated by reference in the Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or threatened against the Company or to which any of its properties are subject that could reasonably be expected to result in any Material Adverse Effect, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated in this Agreement;

         8. The Company is not, and immediately following the consummation of the offering of the Securities and the application of the proceeds therefrom as contemplated by the Offering Memorandum will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

         9. Such counsel shall state that such counsel or personnel under such counsel's supervision have participated in conferences with officers and other representatives of the Company, the Company's outside counsel, representatives of the independent auditors for the Company, your representatives and your counsel at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Offering Memorandum; on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Final Offering Memorandum, as of its date or as of the Closing Date, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief with respect to the financial statements, schedules and other financial and accounting data included or incorporated by reference in the Final Offering Memorandum.

"MATERIAL CONTRACT" means all agreements and instruments included in the list of exhibits in the Company's or Williams', as applicable, Annual Report on Form 10-K for the year ended December 31, 2001 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (except for employment agreements, stock option plans, stock election plans, stock incentive plans, officer and director indemnification agreements and deferred compensation plans, all of which are excluded).

                                                                       EXHIBIT B

                     OPINION OF GIBSON, DUNN & CRUTCHER LLP

         1. The Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         2. The Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         3. The issuance of the Securities and the execution, delivery and performance by the Company of the Purchase Agreement, the Indenture, the Securities and the Registration Rights Agreement do not violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law or regulation of the State of New York or the United States of America applicable to the Company that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Purchase Agreement, except for such filings or approvals as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

         4. The execution, delivery and performance by the Company of the Purchase Agreement, the Registration Rights Agreement, the Securities and the Indenture will not violate (i) the Certificate of Incorporation or By-laws of the Company, (ii) the terms of any Material Contract or (iii) any order, judgment or decree of any court or other agency of government identified to such counsel in an officers' certificate of the Company as constituting all orders, judgments or decrees binding on the Company and attached to such opinion. This paragraph 4 does not include any opinion regarding any federal or state securities or Blue Sky laws or regulations. "MATERIAL CONTRACT" means all agreements and instruments included in the list of exhibits in the Company's or Williams', as applicable, Annual Report on Form 10-K for the year ended December 31, 2001 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (except for employment agreements, stock option plans, stock election plans, stock incentive plans, officer and director indemnification agreements and deferred compensation plans, all of which are excluded).

         5. The Registration Rights Agreement is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

         6. The Indenture, the Registration Rights Agreement and the Securities conform in all material respects with the descriptions thereof contained in the Final Offering Memorandum. The statements in the Final Offering Memorandum under the caption "Description of Other Indebtedness," insofar as such statements constitute a general summary of provisions of documents referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein, and the statements under the caption "Certain U.S. Federal Income Tax Consequences," insofar as such statements constitute matters of United States law, are accurate in all material respects, subject to the qualifications and limitations set forth therein.

         7. Assuming (i) the accuracy of the representations and warranties of the Company set forth in Section 1 of the Purchase Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in
Section 6 of the Purchase Agreement, (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and the restrictions described in the Offering Memorandum and their covenants and agreements in Sections 2 and 7 of the Purchase Agreement and (iv) the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 2 of the Purchase Agreement, the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Securities by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Purchase Agreement, do not require registration under the Securities Act or qualification of the Indenture under the TIA, it being understood that such counsel expresses no opinion as to any subsequent resale of any Security.

         8. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent auditors for the Company, your representatives and your counsel at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Offering Memorandum, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Final Offering Memorandum, as of its date or as of the Closing Date, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief with respect to the financial statements, schedules and other financial and accounting data included or incorporated by reference in the Final Offering Memorandum. Gibson, Dunn & Crutcher LLP may also state that they do not express any opinion regarding any federal or state laws or regulations applicable to entities operating in the energy industry, including regulations of the Federal Energy Regulatory Commission.

                                                                      Schedule I

                                                                       PRINCIPAL AMOUNT
INITIAL PURCHASER                                                          PURCHASED
---------------------------------------------------------------------  ----------------
Lehman Brothers Inc.................................................     $ 43,750,000

Banc of America Securities LLC......................................     $ 43,750,000

Credit Lyonnais Securities (USA) Inc................................     $ 16,450,000

J.P. Morgan Securities Inc..........................................     $ 16,450,000

Salomon Smith Barney Inc............................................     $ 16,450,000

Scotia Capital (USA) Inc............................................     $ 16,450,000

TD Securities (USA) Inc.............................................     $ 16,450,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated..................     $  5,250,000
                                                                         ------------
                                                                         $175,000,000
                                                                         ============